Baker, Fentress & Company




                            [BAKER, FENTRESS LOGO]







                                                              ANNUAL REPORT 1996

BAKER FENTRESS AT A GLANCE


Baker, Fentress & Company, a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF), invests primarily for capital appreciation and for income consistent with capital appreciation. The Company's portfolio of publicly-traded securities is managed by John A. Levin & Co., Inc., a wholly-owned subsidiary. The balance of the portfolio is internally managed by its officers under the supervision of its board of directors. The business of the Company was started in 1891.

The Company's portfolio includes:

 . Publicly-traded companies with focus on long-term
  appreciation and capital protection
 . Illiquid private placements and controlled affiliates with higher risk but greater potential for growth
 . Long-term investments with significant unrealized appreciation

The Company has a policy of distributing to shareholders annually amounts equal to at least 8% of the Company's average net assets.




1996 Performance and Distributions
===================================================

                                       Total Return
                                       ------------
Portfolio Performance..............          20.1%
Shareholder Return.................          15.5
S&P 500 Index......................          23.0
===================================================
                            Ordinary    Long-Term
                             Income    Capital Gain
                            --------   ------------
June 6...................    $0.20        $  --
December 5...............     0.58         1.78
                            ------        -----
                             $0.78        $1.78
                            ======        =====
Total Distributions                       $2.56
                                          =====

Portfolio Sectors*
==================

                           [PIE CHART APPEARS HERE]


* Based on percentage of total portfolio market value. Information as of December 31, 1996 and includes both publicly-traded and illiquid holdings.

TO OUR SHAREHOLDERS:



The past year has been event-filled and marks a major change in the strategic direction of your Company. This year's annual report summarizes what happened at Baker Fentress ("BKF") during 1996 and outlines our plans for the future.

Levco Acquisition
In 1996, BKF transformed from an internally-managed closed-end fund into a partially externally-managed investment management organization when we acquired John A. Levin & Co., Inc. ("Levco"), an investment advisory firm located in New York. Our public portfolio is now managed by Levco, which had about $6.5 billion of assets under management at the end of 1996.

     Levco is managing BKF's public portfolio with a "value" investment strategy, concentrating on large capitalization issues. This contrasts with BKF's recent focus on mid-cap "growth" stocks. After assuming management of these assets at midyear, Levco initiated a restructuring of the portfolio to bring it in line with its approach.

Record Distributions

During 1996, shareholders received the highest distributions in the Company's history, totaling $82 million, or $2.56 per share, which represented about 12% of average net assets or 15% of average market value for the year. This was primarily the result of your Company realizing net capital gains, both short- and long-term, totaling $70.3 million for the 12 months ended October 31, 1996, which is the measurement period for determining the amount of capital gain distributed to shareholders.

     In addition, we earned net investment income of $10.7 million for the 12 months ended December 31, 1996, which included over $3 million of interest income from Levco for the last half of the year.

     We anticipate larger-than-normal distributions to shareholders again in 1997. During the last two months of 1996, we realized an additional $31.4 million in net capital gains. These gains will be added to the gains realized during the first 10 months of 1997 to determine the amount of our 1997 capital gain distribution.

     We also anticipate record 1997 ordinary income dividends to shareholders, both from interest on our inter-company notes receivable from Levco as well as from public and private portfolio dividend and interest income. Of course, the amounts of the Company's 1997 dividends and capital gain distribution depend on results of 1997 operations.


In 1996, BKF transformed from an internally-managed closed-end fund into a partially externally-managed investment management organization...

Performance Review

Portfolio performance for 1996 was 20.1% compared to a total return on the S&P 500 Index of 23.0%. Performance varied from sector to sector as shown below:

   Sector                Total Return
   ----------------------------------
   Public Portfolio        21.5%
   Levco                   11.0 (1)
   Private Portfolio       17.6
   Consolidated Tomoka      1.7

   (1) This is based on the difference between the current carrying value and the original cost of our investment in Levco, plus $3.2 million of interest income received from Levco for the six months ended December 31, 1996.

Private Placements

Our private placement staff expanded when Todd Steele joined BKF in November. Todd came to us with eight years of related experience. The capital committed to our private portfolio has declined following a series of liquidity events within this sector in recent years. We plan to make selected new investments as attractive opportunities are identified.

Levco Operations

Operating results at Levco have moved ahead since we acquired it in June 1996. At December 31, 1996, assets under management were $6.5 billion, compared to $5.8 billion a year earlier. For the 12 months ended December 31, 1996, operating revenue increased to $35.2 million, 15% ahead of 1995 revenues. Similarly, operating income increased 13% to $16.2 million from that recorded in 1995, after adjustments to make 1995 results comparable.

     Levco's assets under management have increased from $20 million in 1982 to $6.5 billion today. To date, Levco's most widely selected product has been one focused on a large capitalization value strategy. New account growth has come primarily as a result of superior performance, consultant recommendations, and client referrals. Levco's general strategy is to take advantage of the reputation of its products while developing complementary investment offerings.

Consolidated-Tomoka Land Co.

Consolidated-Tomoka ("CTO") enjoyed another good year of operating results for 1996. Total revenues were up 18% and earnings per share were up 48% from the prior year. Significant progress was made in citrus and land development operations.

Final Comments

We are encouraged by the progress that has been made in restructuring our public portfolio. We believe these changes will lessen the future volatility of this sector of our portfolio and will enhance its long-term, risk-adjusted returns. We are pleased with the other less liquid sectors of our portfolio - Levco, private placements, and CTO. These types of investments have higher risks, but over time the potential for higher returns than publicly-traded market indices.

     We thank our shareholders for their continued investment in and support of BKF. We also thank employees at both Baker Fentress and Levco for their efforts on behalf of your Company's long-term success.

     We plan to hold our annual shareholders' meeting on Thursday, April 17, 1997, at 10:00 a.m. in Daytona Beach, Florida to give shareholders a better understanding of our second largest holding, Consolidated-Tomoka. We encourage you to attend this meeting and plan to bring you up to date on not only the progress of CTO, but also our entire Company.

/s/ James P. Gorter          /s/ John A. Levin
----------------------       -----------------------
James P. Gorter              John A. Levin
Chairman of the Board        President and
                             Chief Executive Officer


We are encouraged by the progress that has been made in restructuring our public portfolio. We believe these changes will lessen the future volatility of this sector of our portfolio and will enhance its long-term risk-adjusted returns.

REVIEW OF OPERATIONS



Performance for 1996

In 1996, portfolio performance as measured by net asset total return was 20.1%. Over the same period, shareholder total return was 15.5%. These results differ for the reasons discussed below.

     Net asset value total return is a measure of portfolio performance that conforms to the industry standard methodology prescribed by the Association for Investment Management and Research (AIMR). It provides a total return that can be directly compared to the return on the S&P 500.

     Shareholder total return is the actual return a shareholder would have experienced if all distributions had been reinvested during the year. It is calculated on a per share basis, and therefore reflects dilution of approximately 3.6% from the midyear Levco acquisition. In addition, expenses are deducted to arrive at shareholder return, while they are not considered in net asset return.

     For equity investors, 1996 was another very strong year. Most pronounced gains were achieved in the market capitalization-weighted S&P 500, which significantly outperformed mid-cap and small-cap indices.

TOTAL RETURN ON 100 SHARE INVESTMENT IN BKF-1996

                             [GRAPH APPEARS HERE]

The chart on the left shows that a BKF shareholder who bought 100 shares at the beginning of 1996 at a cost of $1,675, and reinvested all dividends and distributions, would have had 114.75 shares with a market value of $1,935 at the end of 1996.

     We believe our performance compares favorably to the following indices and domestic equity fund average total returns:

                                 Total
BKF Total Returns                Return
---------------------------------------
  Portfolio Performance:
    Total Fund                   20.1%
    Public Portfolio             21.5
    Shareholder Total Return     15.5(1)

Market Indexes (2)
---------------------------------------
       S&P 500                   23.0%
       S&P 500 MidCap 400        18.0
       Russell 2000              12.7

Fund Categories (3)
---------------------------------------
       Domestic Equity:
         Closed-End Funds        18.0%
       Mutual Funds:
         Large Cap Value         19.8
         Medium Cap Growth       15.9

(1) Reflects 3.6% per share dilution from acquisition of Levco and is after deduction of expenses.

(2) The S&P 500, S&P Midcap and the Russell 2000 are annualized, broad market-weighted indexes widely considered representative of large-cap, mid-cap and small-cap stocks, respectively. All total returns include reinvested dividends.

(3) Courtesy of Morningstar, Inc.

Review of Public Portfolio

 . Levco began managing this sector on July 1, 1996.

 . The investment approach is evolving toward large-cap value from mid-cap growth.

 . Portfolio now consists of 65 positions with average market capitalization of about $14.6 billion.

 . Total return was 21.5% for 1996.

During the first half of 1996, our mid-cap growth and technology-oriented stocks performed very well. While these stocks were appreciating and approaching what we believed were full valuations, we sold some positions and realized record capital gains. During the first six months of 1996 we realized $51.4 million, or $1.58 per share. This was in addition to $17.9 million, or $0.55 per share, undistributed realized gain from the last two months of 1995 that were to be distributed in 1996. In total, realized gain stood at $2.13 per share as of June 30, 1996.

     The second half of 1996 started out very differently, with technology stocks undergoing a sharp two-month correction. The restructuring process to move the public portfolio away from mid-cap growth to large-cap value began at midyear. However, this process was slowed by our desire to limit the recognition of additional capital gain, since this would have increased the capital gain distribution to shareholders and the income tax shareholders would be required to pay on the distribution.

     As a result, Levco's restructuring moves were concentrated in positions that did not contain significant unrealized appreciation. In addition, Levco used options and short sales to limit volatility with respect to unrealized appreciation and to defer realized gain to 1997.

     Even though our investment objective remains the same -- long-term capital appreciation -- the investment approach in our public portfolio is considerably changed. The public portfolio used to be characterized by concentrated mid-cap growth positions. Levco is oriented toward a broader based large-cap value approach, with a constant focus on risk-adjusted returns and a goal of capital preservation.

     The charts on this page portray changes in BKF's public portfolio under Levco's management by comparing selected characteristics of the portfolio at the end of 1995 and 1996. As shown, the number of positions in the portfolio and the average market capitalization of the underlying issues increased substantially in 1996, with a much higher concentration in large-cap stocks. In addition, the portfolio's average price/earnings ratio and volatility (as measured by its average beta) both declined, while its yield increased.

NUMBER OF POSITIONS
[GRAPH APPEARS HERE]

1995         46
1996         65

AVERAGE MARKET CAPITALIZATION
[GRAPH APPEARS HERE]

1995          4.5
1996         14.6

PERCENT OF TOTAL NAV BY MARKET CAP
[GRAPH APPEARS HERE]
          Large-Cap  Medium-Cap  Small-Cap
1995        23.3%      64.0%      12.7%
1996        61.9%      35.9%       2.2%

Above and to the left are comparisons of public portfolio characteristics as of December 31, 1996 (teal) and a year earlier (purple). This shows how our public portfolio has changed now that Levco is managing this portfolio sector. Large-, medium-, and small-cap are defined on page 11.

AVERAGE P/E RATIO
[GRAPH APPEARS HERE]

1995     26.4
1996     18.4

BETA*
[GRAPH APPEARS HERE]

1995     1.15
1996     1.02

YIELD
[GRAPH APPEARS HERE]

1995     0.85%
1996     1.70%

*Beta is a measure of risk. It shows volatility relative to the S&P 500.

Review of Levco

 . Year-end assets under management were $6.5 billion.
 . Composite total return for 1996 was 21.1%.
 . Levco management of BKF public portfolio commenced on July 1, 1996.

Levco had $6.5 billion of assets under management at the end of 1996 segregated into the following categories:

 . Institutional -- 75%
 . Baker Fentress -- 7%
 . Non-institutional -- 18%

     The accompanying table shows Levco comparative operating results for the last two years.

     Levco's investment philosophy and process stems from the following three fundamental investment objectives:

 . Preservation of capital and the avoidance of major losses.
 . Consistent capital augmentation.
 . Achievement of above-average risk-adjusted returns.

   The approach employed by Levco's investment professionals is as follows:

1. They attempt to identify unrecognized "investment value" opportunities through fundamental research with the prospective portfolio company's management, competitors, suppliers, customers, and regulators.

2. They also monitor the changing fundamentals and perceptions of each security to remain fully informed of any material developments. Levco seeks to construct portfolios which achieve above-average returns with reduced volatility and risk through diversification, paired holdings and other risk management strategies.

The Levco organization emphasizes large-capitalization, liquid equities within four main categories:

Proprietary products or services:

Companies which dominate their market niche due to one of several factors, including low cost production/supply, technological superiority, dominant distribution, consumer franchise, etc., that would lead to greater realization of intrinsic value.

Asset value of cash flow:

Companies which sell at a discount to their asset value or cash flow, especially where a catalyst can be identified which would narrow or eliminate the valuation disparity.

New products or developments:

Companies with new, innovative products which can accelerate the growth of revenues and earnings, or companies undergoing significant internal change which offers important potential for increased valuation.

Special situation yield:

Convertible securities which offer attractive total return, downside protection, and the ability to participate in the appreciation of the underlying equity.

     While leading indices have advanced unbroken over the past two years, individual companies and sectors have experienced significant market corrections reflecting specific business disappointments. Levco views these as investment opportunities and continues to explore them in this competitive business environment.


Comparative Operating Results
(unaudited)               Years ended December 31
                          1995               1996
                          ----               ----
Assets under mgmt.      $5,812(a)            $6,489
Operating revenue         30.5(a)              35.2
Operating income          14.3(a)              16.5

Client Composition:
Institutional assets        83%                 82%
Individual assets           17%                 18%

(a) Adjusted to include BKF assets and management fee income as if the acquisition of Levco had taken place on January 1, 1995.

Review of Private Placements

 . Realized a $13.0 million gain on Citadel in June.

 . Two debt issues redeemed at premiums in August and October.

 . Carrying value of TBN Holdings reduced in November.

 . Todd Steele joined private portfolio staff in November.

 . Total return for 1996 was 17.6%.

Our private placement portfolio produced a 17.6% return for the year ended December 31, 1996. The accompanying chart shows the total returns on this portfolio sector over the last three years.

Comments on Individual Positions

Below is a synopsis of each investment in our private portfolio, including:

   . Business description

   . Update on business activity

   . Type of securities held by BKF

   . Valuation information

Citadel Communications Corporation

Citadel is a radio broadcasting company with several dominant franchises in small- to medium-growth markets. BKF holds Citadel preferred stock convertible into 11.2% of the company's fully diluted common equity. In 1996, Citadel completed a comprehensive recapitalization in which BKF realized a $13.0 million gain on part of its equity investment and had its Citadel debentures redeemed at a premium. The remaining Citadel investment is valued at the price received for shares redeemed in the recapitalization, less a 25% liquidity discount.

Durolite International, Inc.

Durolite is a holding company formed in 1995 to acquire Duro-Test Corporation and Litetronics International, Inc. Both companies produce specialized lamps and lighting components for world-wide commercial and industrial markets. BKF's Durolite investment consists of $8.0 million of 12% subordinated notes and preferred stock convertible into 31% of the company's fully diluted equity. During 1996, Durolite restructured operations and strengthened management in both of its subsidiaries, positioning for improved growth and profitability. BKF currently values these securities at their original cost.

Echlin Inc.

BKF's Echlin shares (NYSE symbol "ECH") were obtained in 1995 when American Electronic Components, Inc. (AEC), a manufacturer of automotive switches and sensors, was acquired by Echlin. BKF originally invested in AEC in 1989. ECH manufactures automotive and truck parts for both aftermarket and original equipment customers. ECH shares fell more than 12% in 1996 after several quarters of poor earnings caused by soft market conditions. In response, the company trimmed costs and reduced inventories during the year. The tax-free combination of AEC and ECH restricts BKF's sales of ECH shares for two years and a 10% liquidity discount is currently applied to the shares.

                                                                       continued

PRIVATE PORTFOLIO TOTAL RETURN
For Three Years Ended December 31
[GRAPH APPEARS HERE]

1994     19.3%
1995     23.9%
1996     17.6%

Home State Holdings

Home State Holdings writes personal and commercial auto insurance in several eastern and southern states. Its NASDAQ-listed shares trade under the symbol "HOMS". BKF's HOMS investment consists of $10.05 million of 11.5% subordinated notes and warrants to purchase common shares. During 1996, HOMS made a major reserve addition and focused its strategy to concentrate on its personal lines of business. The company also completed a $10 million equity financing with Swiss Reinsurance America and Reliance Group to support projected 1997 volume growth. BKF carries its HOMS investment at a total value of $10.1 million consisting of the debentures' cost net of the unamortized original issue discount (currently $9.6 million) plus the cost of the warrants ($0.5 million).

Paracelsus Healthcare Corporation

Paracelsus is a hospital management company whose NYSE-listed shares trade under the symbol "PLS". BKF acquired its PLS shares in the August 1996 merger of PLS and Champion Healthcare Corporation, a company in which BKF made a series of investments between 1993 and 1996. PLS shares declined sharply in October after the company announced third quarter results would be negatively impacted by problems at several hospitals operated by PLS prior to the merger. Divestiture of these properties is being pursued while management moves to restore earnings growth anticipated at the time of the merger. BKF values its PLS shares at their market price less a 20% liquidity discount.

Security Capital U.S. Realty

Security Capital is a European-based investment company affiliated with the Security Capital Group; its shares trade on the Amsterdam Stock Exchange. The company makes concentrated, strategic investments in selected U.S. real estate operating companies. BKF owns approximately 1% of the company's outstanding shares. In 1996, the company increased per share net asset value by over 20% and completed two successful equity offerings. Its shares closed 1996 at $12.80 (US) compared to BKF's per share cost of $10.16. BKF values its Security Capital shares at cost, reflecting an approximate 20% discount for illiquidity.

TBN Holdings, Inc.

TBN is a recycling company focused on the fuel blending and solvent recovery segments of the hazardous waste industry. BKF's TBN investment includes an $8.0 million 12% subordinated note and convertible preferred stock and common stock warrants representing 26% of TBN's outstanding shares. The company processed increased volumes and reduced its disposal costs in 1996, but highly competitive pricing conditions caused severe margin erosion given the company's heavily fixed costs. Management is pursuing an acquisition of a company with a network of complementary facilities. TBN is deferring payment of interest on the subordinated note. BKF is valuing its entire TBN investment at $4.0 million.

Review of Consolidated-Tomoka


 . CTO earnings per share increased 47% from 1995 to 1996.

 . Dividend increased 22% to $0.55 per share in 1996.

 . Average sale price per acre of CTO's Volusia County land increased from $34,876 in 1995 to $38,950 in 1996.

 . Total boxes of citrus shipped in 1995/96 crop year was a record 1.38 million, up from .93 million a year ago.

The operations of Consolidated-Tomoka Land Co. ("CTO") are based upon the utilization and conversion of 35,000 acres of low-cost basis land in central Florida and full or fractional subsurface mineral rights covering over 500,000 Florida acres. Earnings sources are primarily citrus production and land development and sales.

     For the year ended December 31, 1996, CTO reported fully diluted earnings per share of $1.05, compared to $0.71 for 1995. Total revenues were $28.0 million for 1996, up 18% from the previous year. CTO sold approximately 108 acres of land to various developers in Volusia County (Daytona Beach, Florida), recognizing pretax profits of $31,406 per acre. In addition, the company sold about 480 acres of land in Highlands County (near Lake Placid), which included lake frontage property, for approximately $5.6 million. CTO citrus operations produced an all-time record harvest of 1.38 million boxes, which generated $3.65 million in pretax profits.

     The accompanying charts portray the historical activity and profitability within the two major divisions of CTO.

CITRUS DIVISION RESULTS
[GRAPH APPEARS HERE]

     The underlying operations of CTO improved during 1996, especially for the citrus division. As shown on the following chart, the per share market price of the stock was essentially unchanged for the year.

CONSOLIDATED-TOMOKA TRADING HISTORY-1996
[GRAPH APPEARS HERE]

     Per share dividends paid by CTO in 1996 were $0.55. This was up 22% from the previous year. The dividend increase is a continuation of an established trend, as shown below:

CTO ANNUAL DIVIDENDS
[GRAPH APPEARS HERE]

LAND SALES--ACRES SOLD*
[GRAPH APPEARS HERE]

LAND SALES--AVERAGE SELLING PRICE PER ACRE*
[GRAPH APPEARS HERE]

* Land sales in Volusia County. Does not include Highlands County land sales.

COMPARATIVE STATISTICS

What makes Baker Fentress different from other domestic equity closed-end funds?

To answer this question, we compared selected portfolio characteristics of our Company and our public portfolio with the average for the 39 domestic equity closed-end funds (CEF) included in this category by Morningstar, Inc. The comparative information in the accompanying charts is as of December 31, 1996. Each of the 39 funds included in the closed-end fund universe has different characteristics, including size, investment objectives and strategy, and method of operation. These characteristics may affect the comparability of the information presented.

BKF TOTAL -- COMPARED TO CEF AVERAGE
[GRAPHS APPEAR HERE]

TOTAL RETURN
(NET ASSET VALUE)

BKF   20.1%
CEF   18.0%

EXPENSE RATIO

BKF   0.90%
CEF   1.40%

TURNOVER RATIO

BKF   60%
CEF   55%

BKF PUBLIC PORTFOLIO -- COMPARED TO CEF AVERAGE
[GRAPHS APPEAR HERE]

AVERAGE MARKET CAPITALIZATION
(Billions)

BKF   14.6
CEF    7.2

AVERAGE P/E RATIO

BKF   18.4
CEF   23.6

BETA

BKF   1.02
CEF   0.79

YIELD

BKF   1.70%
CEF   0.80%

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION

Quarter Ended December 31, 1996

Purchases                                                Cost
---------                                             -----------
E. I. du Pont de Nemours and Company................  $ 7,616,668
Xerox Corporation...................................    5,469,114
The Black & Decker Corporation......................    4,695,674
Crown Cork & Seal Company, Inc. ....................    3,699,600
Woolworth Corporation...............................    3,524,053
Electronic Data Systems Corporation.................    3,222,507
Levin Management Co., Inc.,
  9.75% Note due 06/30/1997.........................    3,000,000
Owens-Illinois, Inc. ...............................    2,695,481
Prentiss Properties Trust...........................    2,600,000
                                                      -----------
                                                      $36,523,097
                                                      ===========

Sales                                                  Proceeds
-----                                                 -----------
Solectron Corporation...............................  $15,113,651
Cisco Systems, Inc. ................................   11,795,063
Cascade Communications Corp. .......................    8,555,310
Chesapeake Energy Corp. ............................    7,727,997
Citadel Broadcasting Corporation
      12% Class A Subordinated Note due 06/30/2000..    7,420,000
Tellabs, Inc. ......................................    7,300,128
USX-Marathon Group..................................    4,231,677
Fresenius Medical Care AG (ADR).....................    3,233,815
Heartland Express, Inc. ............................    3,144,691
Foster Wheeler Corporation..........................    3,029,649
Wausau Paper Mills Company..........................    2,935,726
Prentiss Properties Trust...........................    2,673,361
Jacobs Engineering Group Inc. ......................    2,557,714
                                                      -----------
                                                      $79,718,780
                                                      ===========

TOP TEN HOLDINGS

Another way of providing you a quick idea of our investment style is to review the top ten holdings in our portfolio as of December 31, 1996:

Levin Management, Investment advisor.................            18.1%
Consolidated-Tomoka, Florida real estate and citrus..            11.3
Barnett Banks, Regional bank (FL & GA)...............             2.2
MCI Communications, Telecommunications...............             2.2
T. Rowe Price, Mutual fund advisor...................             2.2
Echlin, Automotive parts.............................             2.1
PanEnergy, Natural gas transmission..................             2.1
Harnischfeger, Paper machinery and mining equipment..             2.1
United HealthCare, HMO...............................             1.8
Newell, Household consumer products..................             1.7
                                                                 ----
Total................................................            45.8%

SEGREGATION OF PORTFOLIO BY MARKET CAPITALIZATION

Below is a listing of the top ten holdings within the large, medium and small capitalization categories. We anticipate the large-cap weighting to increase as Levco completes the restructuring of our public portfolio.

LARGE-CAP POSITIONS (37)

Over $5 Billion               Percent of NAV
---------------               --------------
Barnett Banks...............             2.2%
MCI Communications..........             2.2
PanEnergy...................             2.1
United HealthCare...........             1.8
Newell......................             1.7
Boeing......................             1.7
Aetna.......................             1.5
Aon.........................             1.4
General Re..................             1.3
IBM.........................             1.3
Other Large-Cap.............            22.5
                                        ----
     Total..................            39.7%

MEDIUM-CAP POSITIONS (27)
Over $1 Billion to
Under $5 Billion              Percent of NAV
----------------              --------------
T. Rowe Price...............             2.2%
Echlin (a)..................             2.1
Harnischfeger...............             2.1
York International..........             1.4
Security Capital (a)........             1.3
TIG Holdings................             1.3
Union Texas Petroleum.......             1.3
Tupperware..................             1.0
Tribune.....................             1.0
Chesapeake Energy...........             1.0
Other Medium-Cap............            10.0
                                        ----
     Total..................            24.7%

SMALL-CAP POSITIONS (12)
Under $1 Billion              Percent of NAV
----------------              --------------
Levin Management (c).................................            18.1%
Consolidated-Tomoka (b)..............................            11.3
Durolite International (b)...........................             1.4
Homestate Holdings (a)...............................             1.4
Citadel Communications (a)...........................             1.2
Manitowoc............................................             0.8
TBN Holdings (a).....................................             0.5
Wausau Paper.........................................             0.4
Golder, Thoma, Cressey (a)...........................             0.2
Paracelsus Healthcare (a)............................             0.2
Other Small-Cap......................................             0.1
                                                                 ----
     Total...........................................            35.6%

(a) Private placement portfolio positions
(b) Controlled affiliates
(c) Wholly-owned subsidiary


  [LETTERHEAD OF BAKER, FENTRESS & COMPANY] ILLUSTRATION OF $10,000 INVESTMENT

Total Return on $10,000 Investment For 20 Years Ended December 31, 1996


This chart and accompanying table illustrate the annual and cumulative 20-year record of a $10,000 investment made at the beginning of 1977. The results of two measures of past performance are as follows:

                                                             Average Annual
                              Ending Value                Compound Total Return
                              ------------                ---------------------
 Shareholder Return             $234,878                         16.5%
 Portfolio Performance           142,439                         14.2

     Shareholder Return is the actual return a Baker, Fentress & Company shareholder would have achieved assuming reinvestment of all distributions at the actual reinvestment price on the payment date. Returns which include 1993 results assume all primary shares were purchased during the Company's rights offering at the actual exercise price. For the years when the Company retained a portion of net realized capital gain and paid taxes due on behalf of shareholders, such tax credits were reinvested at the closing market price of the Company's stock on the last day of that year. The net asset value of the underlying shares held as of December 31, 1996, related to the $234,878 ending market value, was $303,010.

     Portfolio Performance is the time-weighted total return of the Company's total net assets. This provides a measure of performance comparable to the total return of general market indices, such as the S&P 500.

     This total return calculation assumes monthly compounding of total net assets, with purchases and sales of portfolio securities assumed to occur at mid-month. Dividend income is earned on the ex-date and interest income is accrued monthly. Calculations reflects adjustments for capital gain distributions, treasury stock purchases and taxes paid by the Company in years when a portion of net realized capital gain was retained, but before deduction of expenses.

     The illustrated results are two measures of past performance. They are not necessarily indicative of future results.



==================================================================================================================
TOTAL            20 Years Ended December 31, 1996
RETURN                                            Baker, Fentress & Company
ON $ 10,000                                       -------------------------
INVESTMENT                          Shareholder Return          Portfolio Performance        Standard & Poor's 500
                                    ------------------          ---------------------        ---------------------
                                                   Annual                      Annual                        Annual
                 As of            Cumulative       Total       Cumulative      Total         Cumulative      Total
                 December 31      Investment       Return      Investment      Return        Investment      Return
                 -----------      ----------       ------      ----------      ------        ----------      ------
                 1977             $ 10,593         5.9%        $  9,937        -0.6%         $  9,284        -7.2%
                 1978               12,038        13.7           11,700        17.8             9,894         6.6
                 1979               17,430        44.8           16,289        39.2            11,736        18.6
                 1980               23,182        33.0           20,046        23.1            15,550        32.5
                 1981               24,237         4.6           19,973        -0.4            14,785        -4.9
                 1982               32,593        34.5           25,141        25.9            17,970        21.6
                 1983               43,514        33.5           30,205        20.1            22,024        22.6
                 1984               47,215         8.5           31,422         4.0            23,405         6.3
                 1985               65,804        39.4           42,526        35.3            30,831        31.7
                 1986               73,890        12.3           47,915        12.7            36,585        18.7
                 1987               69,591        -5.8           50,685         5.8            38,506         5.3
                 1988               89,741        29.0           58,186        14.8            44,902        16.6
                 1989              113,047        26.0           69,761        19.9            59,129        31.7
                 1990               86,114       -23.8           57,845       -17.1            57,294        -3.1
                 1991              115,422        34.0           73,281        26.7            74,749        30.5
                 1992              122,396         6.5           78,394         7.0            80,448         7.6
                 1993              165,102(1)     14.2           90,990        16.1            88,551        10.1
                 1994              152,695        -7.5           87,034        -4.4            89,721         1.3
                 1995              203,397        33.2          118,570        36.2           123,436        37.6
                 1996              234,878        15.5          142,439        20.1           151,777        23.0
------------------------------------------------------------------------------------------------------------------------------------
         (1) Includes $24,728 additional investment to purchase all primary shares in the Company's rights offering.

                          20-YEAR PERFORMANCE SUMMARY
                             [GRAPH APPEARS HERE]



PAST PERFORMANCE

Average Annual Compound Total Return

   Years Ended                           Shareholder    Portfolio      S&P 500
December 31, 1996                          Return      Performance   Stock Index
 1 year.............................         15.5%         20.1%         23.0%
 3 years............................         12.5          16.1          19.7
 5 years............................         12.7          14.2          15.2
10 years............................         11.0          11.5          15.3
20 years............................         16.5          14.2          14.6

STATEMENT OF ASSETS AND LIABILITIES


                                                              December 31, 1996
                                                              -----------------
Assets

 Investments, at Value:
  Portfolio securities:
   Unaffiliated issuers (cost $320,260,646)....................   $476,802,924
   Non-controlled affiliates (cost $13,110,996)................     12,770,339
   Controlled affiliates (cost $139,176,517)...................    228,405,368

  Money market securities (cost $19,935,070)....................    19,935,070
                                                                  ------------
    Total Investments (cost $492,483,229)......................    737,913,701

 Cash..........................................................     19,173,672
 Receivable for Securities Sold................................        397,563
 Dividends and Interest Receivable.............................      1,849,443
 Deposits for Securities Sold Short............................     13,697,890
 Other Assets..................................................        641,214
                                                                  ------------
    Total Assets...............................................    773,673,483
                                                                  ------------
Liabilities

 Securities Sold Short, at Value (proceeds $14,030,143)........     13,808,487
 Bank Borrowing................................................     18,000,000
 Payable to Affiliate for Investment Management Fee............        120,000
 Accounts Payable and Accrued Liabilities......................        598,813
                                                                  ------------
    Total Liabilities..........................................     32,527,300
                                                                  ------------
Net Assets.....................................................   $741,146,183
                                                                  ============
Analysis of Net Assets
 Common stock, $1 par value, authorized -- 60,000,000 shares;
   issued and outstanding -- 34,042,181 shares.................   $ 34,042,181
 Capital surplus...............................................    382,021,865
 Undistributed net realized gain from investment transactions..     31,955,770
 Other retained earnings (a)...................................     47,474,239
 Unrealized appreciation of investments........................    245,652,128
                                                                  ------------
Net Assets.....................................................   $741,146,183
                                                                  ============
Net Asset Value Per Share......................................   $      21.77
                                                                  ============

----------
(a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.

                See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                              Year Ended
                                                                           December 31, 1996
                                                                           -----------------
Investment Income:
 Dividends from:
    Unaffiliated issuers.................................................... $  4,548,003
    Controlled affiliate....................................................    2,750,000
                                                                             ------------
                                                                                7,298,003
                                                                             ------------
 Interest from:
    Unaffiliated issuers....................................................    3,834,762
    Non-controlled affiliates...............................................    1,613,173
    Controlled affiliates...................................................    4,200,539
                                                                             ------------
                                                                                9,648,474
                                                                             ------------
     Total Income...........................................................   16,946,477
                                                                             ------------

Expenses:

 Investment research........................................................    1,517,410
 Administration and operations..............................................    1,157,586
 Interest on bank borrowing.................................................      905,776
 Investment management fee..................................................      714,778
 Severance and other non-recurring acquisition-related costs................      608,661
 Rent.......................................................................      308,683
 Directors fees and expenses................................................      210,776
 Professional fees..........................................................      175,275
 Reports to shareholders....................................................      172,126
 Taxes other than income....................................................      109,680
 Custodian and transfer agent fees..........................................       95,602
 Other......................................................................      300,124
                                                                             ------------
     Total Expenses.........................................................    6,276,477
                                                                             ------------
       Net Investment Income................................................   10,670,000
                                                                             ------------
Net Realized and Unrealized Gain:

  Net realized gain on sales of investments in unaffiliated issuers,
   including options purchased and closed short positions...................   78,849,825
  Net realized gain on sales of investments in controlled affiliates........    4,069,756
  Net realized loss on covered call options written.........................   (1,448,057)
  Net realized gain on financial futures transactions.......................    1,834,825
                                                                             ------------
      Net realized gain.....................................................   83,306,349
  Net change in unrealized appreciation.....................................   21,024,655
                                                                             ------------
       Net Realized and Unrealized Gain.....................................  104,331,004
                                                                             ------------
Net Increase in Net Assets Resulting from Operations........................ $115,001,004
                                                                             ============

                See accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS

                                                                                                    Year Ended December 31,
                                                                                                     1996            1995
                                                                                                 -------------   -------------
Cash Flows from Operating Activities:
  Net increase in net assets resulting from operations.......................................    $115,001,004    $159,640,812
  Adjustments to reconcile increase in
    net assets resulting from operations to net cash
    provided by (used in) operating activities:
    Net realized and unrealized (gain) on investments........................................    (104,331,004)   (150,222,299)
    (Increase) decrease in receivable for securities sold....................................       3,038,797      (1,633,235)
    (Increase) in deposits for securities sold short.........................................     (13,697,890)             --
    (Increase) decrease in dividends and interest receivable.................................        (754,180)        471,112
    (Increase) decrease in other assets......................................................         330,931        (538,706)
    (Decrease) in accounts payable and accrued liabilities...................................          (7,972)         (2,212)
    Increase in payable for investment management fee........................................         120,000              --
    Increase (decrease) in payable for securities purchased..................................      (1,305,000)      1,305,000
    Net amortization of premiums (discounts).................................................         (33,594)             --
                                                                                                 ------------    ------------
      Net cash provided by (used in) operating activities....................................      (1,638,908)      9,020,472
                                                                                                 ------------    ------------
Cash Flows from Investing Activities:
  Purchases of portfolio securities and closing
   of short positions........................................................................    (349,765,816)   (185,107,763)
  Proceeds from sales of portfolio securities
   and securities sold short.................................................................     423,235,313     194,374,056
  Proceeds from options written..............................................................       4,950,712              --
  Cost of options repurchased................................................................      (6,398,769)             --
  Net realized gain on financial futures transactions........................................       1,834,825       1,962,075
  (Purchases) and sales/maturities of money
   market securities, net....................................................................     (18,197,871)      2,564,206
                                                                                                 ------------    ------------
      Net cash provided by investing activities..............................................      55,658,394      13,792,574
                                                                                                 ------------    ------------

Cash Flows from Financing Activities:
  Bank borrowing.............................................................................      38,000,000              --
  Repayment of bank borrowing................................................................     (20,000,000)             --
  Dividends and capital gain distributions...................................................     (53,284,608)    (22,389,049)
                                                                                                 ------------    ------------
      Net cash used in financing activities..................................................     (35,284,608)    (22,389,049)
                                                                                                 ------------    ------------
Net Increase in Cash.........................................................................      18,734,878         423,997
Cash at the Beginning of the Year............................................................         438,794          14,797
                                                                                                 ------------    ------------
Cash at the End of the Year..................................................................    $ 19,173,672    $    438,794
                                                                                                 ============    ============
Supplemental Disclosure of
 Noncash Investing and Financing Activities:
  Issuance of Company stock in exchange for stock of

   John A. Levin & Co., Inc..................................................................    $ 80,247,302    $         --
                                                                                                 ============    ============
  Capital gain distribution reinvestments....................................................    $ 28,694,067    $ 18,595,558
                                                                                                 ============    ============

                See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            Year Ended December 31,
                                                                                            1996               1995
                                                                                        ------------       ------------
Operations:
 Net investment income................................................................  $ 10,670,000       $  9,418,513
 Net realized gain....................................................................    83,306,349         43,150,814
 Net change in unrealized appreciation................................................    21,024,655        107,071,485
                                                                                        ------------       ------------
  Net increase in net assets resulting
   from operations....................................................................   115,001,004        159,640,812
                                                                                        ------------       ------------
Distributions to Shareholders from:
 Net investment income................................................................   (12,684,254)        (9,058,533)
 Net realized gain....................................................................   (69,294,421)       (31,926,074)
                                                                                        ------------       ------------
  Total distributions to shareholders.................................................   (81,978,675)       (40,984,607)
                                                                                        ------------       ------------
    Net increase in net assets from
     operations after distributions...................................................    33,022,329        118,656,205
                                                                                        ------------       ------------
Capital Share Transactions--Net increase..............................................   108,941,369         18,595,558
                                                                                        ------------       ------------
Total Increase in Net Assets..........................................................   141,963,698        137,251,763
Net Assets at the Beginning of the Year...............................................   599,182,485        461,930,722
                                                                                        ------------       ------------
Net Assets at the End of the Year.....................................................  $741,146,183       $599,182,485
                                                                                        ============       ============

                See accompanying Notes to Financial Statements

STATEMENT OF INVESTMENTS
December 31, 1996

                                                  Shares       Value
INVESTMENTS IN UNAFFILIATED ISSUERS--64.33%      --------     -------
Public  -  59.05%
 Common Stock  -  58.16%
  Basic Materials - 6.17%
    Air Products & Chemicals, Inc...............  123,500  $ 8,536,937
    Allegheny Teledyne Incorporated (b).........  281,000    6,463,000
    E.I. du Pont de Nemours and Company.........   82,000    7,718,250
    Great Lakes Chemical Corporation............  150,000    7,012,500
    IMC Global Inc..............................   55,100    2,155,788
    USG Corporation (b).........................  150,000    5,081,250
    W.R. Grace & Co.............................  110,000    5,692,500
    Wausau Paper Mills Company..................  167,840    3,105,040
                                                           -----------
                                                            45,765,265
                                                           -----------
    Capital Goods - 10.98%
    The Boeing Company..........................  118,218   12,590,217
    Corning Incorporated........................  126,000    5,827,500
    Crown Cork & Seal Company, Inc..............   79,000    4,295,625
    Electronic Data Systems Corporation.........  160,500    6,941,625
    Foster Wheeler Corporation..................   90,000    3,341,250
    General Electric Company....................   40,000    3,955,000
    Harnischfeger Industries, Inc...............  326,420   15,708,962
    Litton Industries, Inc. (b).................   88,000    4,191,000
    Lockheed Martin Corporation.................   36,000    3,294,000
    The Manitowoc Company, Inc..................  148,100    5,998,050
    Molten Metal Technology, Inc. (b)...........   35,200      413,600
    Owens-Illinois, Inc. (b)....................  163,100    3,710,525
    Rockwell International Corporation..........   17,100    1,040,962
    York International Corporation..............  180,000   10,057,500
                                                           -----------
                                                            81,365,816
                                                           -----------
  Communication Services - 2.21%
    MCI Communications Corporation..............  500,000   16,343,750
                                                           -----------
   Consumer Cyclical - 4.85%
    The Black & Decker Corporation..............  158,400    4,771,800
    Eastman Kodak Company.......................   60,000    4,815,000
    General Motors Corporation..................  100,000    5,575,000
    Owens Corning...............................  100,000    4,262,500
    Tribune Company.............................   96,000    7,572,000
    Woolworth Corporation.......................  124,100    2,730,200
    Xerox Corporation...........................  118,700    6,246,588
                                                           -----------
                                                            35,973,088
                                                           -----------
   Consumer Staples - 4.47%
    Kellogg Company.............................   34,600    2,270,625
    Newell Co...................................  400,000   12,600,000
    Time Warner Inc.............................  130,000    4,875,000
    Tupperware Corporation......................  143,200    7,679,100
    U. S. West Media Group (b)..................  310,000    5,696,250
                                                           -----------
                                                            33,120,975
                                                           -----------
   Energy - 2.87%
    Amoco Corporation...........................   26,700    2,152,688
    Chesapeake Energy Corp. (b).................  134,000    7,453,750
    Union Pacific Resources Group Inc...........   78,765    2,284,185
    Union Texas Petroleum Holdings, Inc.........  420,000    9,397,500
                                                           -----------
                                                            21,288,123
                                                           -----------

     See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS
December 31, 1996

                                                      Shares or
                                                      Principal
                                                        Amount         Value
                                                     -----------      -------

INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
  Financials - 11.99%
   Aetna, Inc........................................    115,000  $  9,200,000
   Aon Corporation...................................    170,000    10,561,250
   Barnett Banks, Inc................................    400,000    16,450,000
   The Chase Manhattan Corporation...................     70,000     6,256,250
   Citicorp..........................................     47,500     4,892,500
   General Re Corporation............................     60,000     9,465,000
   TIG Holdings, Inc.................................    295,000     9,993,125
   T. Rowe Price Associates, Inc.....................    375,600    16,338,600
   Unitrin, Inc......................................    102,000     5,686,500
                                                                  ------------
                                                                    88,843,225
                                                                  ------------
  Health Care - 4.82%
   Allegiance Corporation............................     79,100     2,185,137
   Baxter International Inc..........................    170,000     6,970,000
   Health Management Associates, Inc., Class A (b)...    262,500     5,906,250
   Pharmacia & Upjohn, Inc...........................    180,900     7,168,163
   United HealthCare Corporation.....................    300,000    13,500,000
                                                                  ------------
                                                                    35,729,550
                                                                  ------------
  Technology - 6.38%
   Cascade Communications Corp. (b)..................    140,000     7,717,500
   Cisco Systems, Inc. (b)...........................    109,500     6,966,938
   General Motors Corporation, Class H...............     90,000     5,062,500
   Glenayre Technologies, Inc. (b)...................     55,000     1,185,937
   International Business Machines Corporation.......     62,500     9,468,750
   Nextel Communications, Class A (b)................    200,000     2,612,500
   Tellabs, Inc. (b).................................    218,000     8,202,250
   Varian Associates, Inc............................    120,000     6,105,000
                                                                  ------------
                                                                    47,321,375
                                                                  ------------
  Transportation - 0.75%
   Union Pacific Corporation.........................     93,000     5,591,625
                                                                  ------------

  Utilities - 2.13%
   PanEnergy Corp....................................    350,000    15,750,000
                                                                  ------------

  Miscellaneous - 0.54%
   Hanson PLC (ADR)..................................    591,400     3,991,950
                                                                  ------------
    Total common stock (Cost $278,261,507)...........              431,084,742
                                                                  ------------
 Preferred Stock - 0.27%
   Aetna Inc., 6.25% Class C.........................     25,000     1,981,250
                                                                  ------------
    Total preferred stock (Cost $1,625,490)..........                1,981,250
                                                                  ------------
 Convertible Bonds - 0.53%
   Alza Corporation, 5.00% due 05/01/2006............ $4,000,000     3,920,000
                                                                  ------------
    Total convertible bonds (Cost $3,871,270)........                3,920,000
                                                                  ------------


     See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS
December 31, 1996


                                                                            Shares, Principal
                                                                                 Amount
                                                                               or Contracts           Value
                                                                           -------------------       -------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)

 Purchased Put Options - 0.09%
                                                     Expiration Date/
                                                       Strike Price
                                                     ----------------
     The Boeing Company............................      Jan 97/80.00               200           $       -
     Cascade Communications Corp...................      Jan 97/60.00               350                 218,750
     Chesapeake Energy Corp........................      Jan 97/50.00               250                  34,375
     Cisco Systems, Inc............................      Jan 97/45.00               550                   3,437
     Cisco Systems, Inc............................      Jan 97/50.00               150                   1,875
     Cisco Systems, Inc............................      Jan 97/55.00               800                  15,000
     Cisco Systems, Inc............................      Jan 97/65.00               600                 168,750
     MCI Communications Corporation................      Jan 97/20.00               500                   3,125
     MCI Communications Corporation................      Jan 97/22.50               400                       -
     Tellabs, Inc..................................      Jan 97/40.00               600                 187,500
                                                                                                  -------------
       Total purchased put options
        (Cost $1,526,280)..........................                                                     632,812
                                                                                                  -------------
       Total public portfolio (Cost $285,284,547)..                                                 437,618,804
                                                                                                  -------------
Private Placement - 5.28%
     Echlin Inc. -- manufacturer of automotive parts and components
      Common stock (c)(e)................................................       553,162              15,806,604
     Home State Holdings, Inc. -- property and casualty insurers
      11.50% Subordinated Note due 10/03/2004............................  $ 10,050,000               9,637,108
      Stock Purchase Warrants Expiring 10/03/2004 (c)(d).................       150,750                 472,941
     Paracelsus Healthcare Corporation -- hospital management company
      Common stock (b)(c)(f).............................................       535,443               1,552,785
     Security Capital U.S. Realty -- real estate investment trust
      Common stock (b)(c)(d).............................................       983,528              10,000,000
     Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)...........  $    329,667               1,610,812
     Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)....  $     60,726                 103,870
                                                                                                  -------------
       Total private placement portfolio (Cost $34,976,099)..............                            39,184,120
                                                                                                  -------------
     Total investments in unaffiliated issuers (Cost $320,260,646).......                           476,802,924
                                                                                                  -------------

     See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS

December 31, 1996

                                                                                                   Shares or
                                                                                                Principal Amount      Value
INVESTMENTS IN NON-CONTROLLED AFFILIATES - 1.72%                                                ----------------   -----------
    Private Placement - 1.72%
        Citadel Communications Corporation -- radio broadcasting
           Series A Convertible Preferred Stock (b)(c)(d).......................................        746,412    $ 8,770,339
        TBN Holdings Inc. -- hazardous waste recycler
           12% Subordinated Note due 12/31/2002 (c)(d)(g).......................................   $  8,000,000      4,000,000
           Series C-3 Convertible Preferred Stock (b)(c)(d).....................................      1,511,628              -
           Stock Purchase Warrants Expiring 12/31/2002 (c)(d)...................................      1,100,000              -
                                                                                                                  ------------
        Total investments in non-controlled affiliates (Cost $13,110,996).......................                    12,770,339
                                                                                                                  ------------

INVESTMENTS IN CONTROLLED AFFILIATES - 30.82%

    Publicly-Traded - 11.30%
        Consolidated-Tomoka Land Co., common stock
           (majority-owned) -- development of Florida real estate;
           production and sale of citrus fruit (Cost $5,030,627)................................      5,000,000   $ 83,750,000
                                                                                                                  ------------
    Private Placement - 1.42%
        DuroLite International, Inc. -- manufacturer and distributor of specialized lighting products
           Convertible Preferred Stock (b)(c)(d)................................................          2,500      2,627,250
           12% Subordinated Note due 11/03/2004.................................................   $  8,000,000      7,872,750
                                                                                                                  ------------
               Total private placement portfolio (Cost $10,500,000).............................                    10,500,000
                                                                                                                  ------------
    Wholly-Owned Subsidiary - 18.10%
        Levin Management Co., Inc. -- investment management
           Common stock (c)(d)(h)...............................................................          1,000     66,155,368
           9.75% Notes due 06/28/1999 (c)(d)(h).................................................   $ 65,000,000     65,000,000
           9.75% Note due 06/30/1997 (c)(d)(h)..................................................   $  3,000,000      3,000,000
                                                                                                                  ------------
               Total wholly-owned subsidiary (Cost $123,645,890)................................                   134,155,368
                                                                                                                  ------------
        Total investments in controlled affiliates (Cost $139,176,517)..........................                   228,405,368
                                                                                                                  ------------
MONEY MARKET SECURITIES - 2.69%
        U.S. Treasury bills -- 5.05% to 5.14% due 01/23/1997....................................   $ 20,000,000     19,935,070
                                                                                                                  ------------
        Total investments in money market
          securities (Cost $19,935,070).........................................................                    19,935,070
                                                                                                                  ------------
        Total Investments - 99.56% (Cost $492,483,229)..........................................                   737,913,701
                                                                                                                  ------------
SECURITIES SOLD SHORT - (1.86)%
        Cascade Communications Corp.............................................................         75,000     (4,134,375)
        Chesapeake Energy Corp..................................................................         92,500     (5,145,312)
        The Manitowoc Company, Inc..............................................................          5,600       (226,800)
        T. Rowe Price Associates, Inc...........................................................         47,000     (2,044,500)
        Tellabs, Inc............................................................................         60,000     (2,257,500)
                                                                                                                  ------------
        Total securities sold short (Proceeds $14,030,143)......................................                   (13,808,487)
                                                                                                                  -----------
        Cash and Other Assets Less Liabilities -- 2.30%.........................................                    17,040,969
                                                                                                                  ------------
        NET ASSETS - 100.00%....................................................................                  $741,146,183
                                                                                                                  ============

              See accompanying Notes to Statement of Investments

NOTES TO STATEMENT OF INVESTMENTS

(a) Based on the cost of investments of $441,578,546, for federal income tax purposes at December 31, 1996, net unrealized appreciation was $296,335,155, which consisted of gross unrealized appreciation of $312,247,923 and gross unrealized depreciation of $15,912,768.

(b) Non-income producing security.

(c) The following securities are subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the board of directors of the Company as of December 31, 1996. The aggregate value of restricted securities was $196,609,827 or 26.53% of net assets, at December 31, 1996.


                                                                                           No. of Shares or
 Security Description                                          Date(s) of Acquisition      Principal Amount     Cost
 ------------------------------------------------------------  ----------------------     -----------------     ----
 Citadel Communications Corporation
  Series A Convertible Preferred Stock.......................          May 1993                 746,412        1,860,996

 DuroLite International, Inc.
  Convertible Preferred Stock................................        November 1995                2,500        2,627,250
  12% Subordinated Note due 11/03/2004.......................        November 1995          $ 8,000,000        7,872,750

 Echlin Inc., Common Stock...................................        May 1989-March 1992        553,162       10,406,672

 Golder, Thoma, Cressey Fund II Limited Partnership..........      June 1984-December 1988  $   329,667          329,667

 Home State Holdings, Inc.
  11.5% Subordinated Note due 10/03/2004.....................        October 1994           $10,050,000        9,637,108
  Stock Purchase Warrants Expiring 10/03/2004................        October 1994               150,750          472,941

 Levin Management Co., Inc.
  Common Stock...............................................         June 1996                   1,000       55,645,890
  9.75% Notes due 6/28/1999..................................         June 1996             $65,000,000       65,000,000
  9.75% Note due 6/30/1997...................................       December 1996           $ 3,000,000        3,000,000

 Paracelsus Healthcare Corporation, Common Stock.............      December 1993-May 1996   $   535,443        4,068,985

 Phillips-Smith Specialty Retail Group Limited Partnership...    March 1987-September 1987  $    60,726           60,726

 Security Capital U.S. Realty, Common Stock..................     October 1995-April 1996       983,528       10,000,000

 TBN Holdings Inc.
  12% Subordinated Note due 12/31/2002.......................           January 1995        $ 8,000,000        8,000,000
  Series C-3 Convertible Preferred Stock.....................           January 1995          1,511,628        3,239,000
  Stock Purchase Warrants Expiring 12/31/2002................           January 1995          1,100,000           11,000


(d) There were no unrestricted securities of the same issue outstanding on December 31, 1996 or the dates of acquisition.

(e) Represents 90% of the current market price of unrestricted common stock of Echlin Inc.

(f) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

(g) Security not current as to payment of interest.

(h) Securities issued by Levin Management Co., Inc. ("Levco") are valued at a fair value as determined in good faith by the board of directors of Baker, Fentress & Company based upon all factors deemed relevant by the board.
      The quantitative and qualitative factors considered by the board of directors include, but are not limited to, type of securities, marketability, restrictions on disposition, comparative valuation of securities of other publicly-traded investment management companies, valuation of recent mergers and acquisitions of similar companies, types of assets under management, current financial condition and operating results of Levco, growth of assets under management and operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

NOTES TO FINANCIAL STATEMENTS


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests primarily for capital appreciation.

Investment valuation

Investments are stated at "value". Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at amortized cost, which approximates market value. Options traded on an exchange are valued using the last sale price on the day of valuation or, if the last sale price falls outside the range of the bid and asked prices, at the bid or asked price in the case of long options and short options, respectively. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered to not reflect fair value, are valued at a fair value as determined by the board of directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

  The Company may be considered to be a "controlling person" of Consolidated-Tomoka Land Co. (CTO) and Levin Management Co., Inc. within the meaning of the Securities Act of 1933. A public distribution of shares of these companies would require registration under the Securities Act. The shares of CTO are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. Levin Management Co., Inc. is not publicly-traded and is valued at a fair value as determined by the board of directors.

Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on securities purchased. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Cash

The Company maintains cash balances at its custodian bank in an interest-bearing demand deposit account.

Federal income taxes, dividends, and distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

   Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

NOTE 2. CAPITAL STOCK

Transactions in capital stock during 1996 and 1995 were as follows:

                                   Shares                         Amount
                              -----------------              -----------------
                              1996         1995              1996         1995
                              -----------------              -----------------
Reinvestment of
 capital gain
 distributions..........   1,639,661    1,101,959      $  1,639,661  $ 1,101,959
Acquisition (Note 8)....   4,858,879           --         4,858,879
Increase in
 capital surplus........                                102,442,829   17,493,599
                                                       ------------  -----------
 Net increase...........                               $108,941,369  $18,595,558
                                                       ------------  -----------

NOTE 3. EXPENSES

Aggregate compensation paid or accrued during the year ended December 31, 1996 to officers of the Company amounted to $1,144,078. Fees, excluding expenses, of $183,000 were incurred during 1996 for directors who were not officers of the Company.

NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

     In 1996, the Company made a long-term capital gain distribution of $1.78 per share. Approximately 30.0% of the $0.78 per share of ordinary income dividends paid during 1996 qualified for the corporate dividends received deduction, and 3.7% represented income earned on U.S. government obligations.

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during 1996, excluding options written and money market securities, aggregated $423,789,116 and $406,395,778, respectively.

NOTE 6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET-RISK

Securities sold short

Securities sold short represent obligations by the Company to purchase securities at a future date at then prevailing market prices. These transactions usually result in off-balance-sheet risk, as the ultimate obligation may exceed the amount shown in the financial statements. This off-balance-sheet risk is offset if the Company owns the underlying securities.

     The Company is required to maintain adequate collateral with its broker based on a specified percentage of the value of all securities sold short. The Company maintains a cash deposit of $13,697,890 and has segregated $13,808,487 of securities at December 31, 1996. The Company earns interest, based on agreed upon rates, on cash amounts deposited with the broker.

Options:

The Company may enter into option transactions to limit volatility with respect to unrealized appreciation and to defer realization of gain. Written options represent the obligation to receive or deliver the underlying at a specified price during a specific time period. Written options result in off-balance-sheet risk, as the ultimate obligation may exceed the amount shown in the financial statements. This risk is offset to the extent that the Company owns the underlying securities (i.e., "covered call options"). A summary of activity relating to written options for the year ended December 31, 1996 is as follows:

                                             Contracts        Premiums
                                             ---------       -----------
Outstanding at beginning of year.....              --        $        --
Options written......................          10,425          4,950,712
Options repurchased..................         (10,425)        (4,950,712)
                                              -------        -----------
Options outstanding at end of year...              --        $        --

NOTE 7. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS

The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1996 were $195,329.

     In anticipation of the acquisition of Levin Management Co., Inc. (Note 8), the Company's board of directors terminated the non-contributory defined benefit pension plan covering all of its employees, as of December 31, 1995. As a result, all participants became fully vested and distribution of their accrued vested benefits under the Plan will take place in 1997.

     The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1996 was $75,270.

NOTE 8. ACQUISITION AND INVESTMENT IN JOHN A. LEVIN & CO., INC.

On June 27, 1996, the Company's shareholders approved the acquisition of John A. Levin & Co., Inc. (Levco), a privately-held New York-based investment advisory firm, in exchange for $38.2 million in cash and 4.86 million newly-issued Baker Fentress shares. Shares issued in the acquisition carry certain restrictions on their sale. The acquisition closed on June 28, 1996.

     Shares issued in the transaction were valued at a market price of $16.5156 per share, the average of the closing market prices of the Company's stock from November 13, 1995 to November 21, 1995, the three days before and after the merger announcement date. Appreciation in the value of Levco of $10,509,479 from November 16, 1995 to June 28, 1996 is included in net unrealized appreciation in the statement of operations. Since Levco is carried at fair value, there is no material proforma effect of the transaction on the net increase in net assets resulting from operations.

     Levco was merged into a wholly-owned subsidiary of the Company, now named Levin Management Co., Inc. As a result of reorganizations immediately before and immediately after the acquisition, the investment advisory, broker-dealer and limited partnership businesses previously operated by Levco are now operated as separate subsidiaries of Levin Management Co., Inc. named John A. Levin & Co., Inc., Levco Securities, Inc. and Levco GP, Inc., respectively. Levin Management Co., Inc. and its subsidiaries are collectively referred to as the "Levco Companies."

     The Levco Companies operate as wholly-owned direct or indirect subsidiaries of the Company and are reflected in the Company's financial statements as an investment in Levin Management Co., Inc.

NOTE 9. BANK BORROWING AND LINE OF CREDIT

On June 24, 1996, the Company entered into a $40 million revolving credit agreement with The Northern Trust Company. The facility expires on June 24, 1999. Borrowings outstanding at December 31, 1996 are at the London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of revolving credit agreement is 0.08% per annum.

     On June 27, 1996, the Company accessed $38.0 million of the revolving credit agreement at an interest rate of 6.1312%. The amount outstanding at December 31, 1996 was $18.0 million. The interest rate is reset periodically under the revolving credit facility and the fair value of the debt at December 31, 1996 approximates its carrying value. The maximum borrowing and the average daily borrowing balances during the period for which borrowings were outstanding were $38.0 million and $27.6 million, respectively. The interest rate at December 31, 1996 and the weighted average interest rate during 1996 was 6.1312%.

NOTE 10. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Agreements:

The Company entered into an investment advisory contract (the "Management Contract") with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management Co., Inc., and an indirect wholly-owned subsidiary of the Company, which provides for payment of a fee at an annual rate of 0.30%, based on the month-end value of the assets of the Company under management. The Management Contract covers the publicly-traded portion of the Company's investment portfolio. The Company continues to manage its private placement and CTO investments internally. For the year ended December 31, 1996 the Company incurred management fees of $714,778.

Transactions:

                                Purchases     Realized       Income
                                  Sales      Gain (Loss)
                                ---------    -----------     --------
Consolidated-Tomoka
  Land Co...................  $          -   $         -   $2,750,000
Citadel Communications
  Corporation
    Convertible preferred
      stock.................    (2,471,831)   13,000,755            -
    Notes...................    (7,000,000)      420,000      650,543
Durolite Intl.
  Note.....................              -             -      960,000
Levin Management Co., Inc.
  Common stock.............     66,155,368             -            -
  Notes due 6/30/1997
    and 6/28/99............     68,000,000             -    3,222,372
  Note Due 3/15/1997.......              -             -       18,167
TBN Holdings
  Note.....................              -             -      962,630
Alliance Northwest
  Industries, Inc..........              -    (9,350,999)           -
                              ------------   -----------   ----------
                              $124,683,537   $ 4,069,756   $8,536,712
                              ------------   -----------   ----------

FINANCIAL HIGHLIGHTS


The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1996.

                                                             1996         1995        1994        1993           1992
                                                           --------     --------    --------    --------       --------
Per Share Operating Performance

Net asset value, beginning of year......................   $  21.75     $  17.47    $  20.42    $  20.82       $  21.49
                                                           --------     --------    --------    --------       --------
  Net investment income.................................       0.37         0.35        0.35        0.48           0.39
  Net realized gain (loss) and net change in
    unrealized appreciation and other changes...........       3.31         5.67       (1.36)       2.51           0.90
                                                           --------     --------    --------    --------       --------
Total investment operations.............................       3.68         6.02       (1.01)       2.99           1.29
Less distributions:
  Dividends from net investment income..................      (0.78)       (0.35)      (0.35)      (0.48)         (0.39)
  Distribution from net realized gain...................      (1.78)       (1.20)      (1.46)      (1.76)         (1.42)
                                                           --------     --------    --------    --------       --------
Total distributions.....................................      (2.56)       (1.55)      (1.81)      (2.24)         (1.81)
                                                           --------     --------    --------    --------       --------
Dilution (a) resulting from:
  Shares issued in acquisition of
    Levin Management Co., Inc...........................      (0.90)          --          --          --             --
  Reinvestment of capital gain distribution.............      (0.20)       (0.19)      (0.13)      (0.16)         (0.15)
  Rights offering.......................................         --           --          --       (0.99)            --
                                                           --------     --------    --------    --------       --------
Total dilution..........................................      (1.10)       (0.19)      (0.13)      (1.15)         (0.15)
                                                           --------     --------    --------    --------       --------
Net asset value, end of year............................   $  21.77     $  21.75    $  17.47    $  20.42       $  20.82
                                                           ========     ========    ========    ========       ========
Per share market price, end of year.....................   $ 16.875     $  16.75    $  13.75    $  16.75       $  17.00

Total Investment Return - Shareholder Return............      15.48%       33.20%      (7.51)%     14.18%(b)       6.51%

Ratios to Average Net Assets

  Expenses..............................................        .90%         .78%        .75%        .83%           .76%
  Expenses before severance and other
    non-recurring acquisition-related costs.............        .82%         .78%        .75%        .83%           .76%
  Net investment income.................................       1.53%        1.79%       1.38%       1.59%          2.01%

Supplemental Data

  Net assets, end of period (000's omitted).............    741,146      599,182     461,931     516,890        419,814
  Portfolio turnover....................................      59.78%       35.89%      41.63%      31.63%         28.36%
  Shares outstanding, end of period (000's omitted).....     34,042       27,544      26,442      25,318         20,165
  Average commission rate paid..........................   $   0.05           --          --          --             --

----------
(a) Effect of the Company's issuance of shares at a price below net asset value.
(b) Assumes shareholder exercised all primary rights in rights offering.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of BAKER, FENTRESS & COMPANY:


     We have audited the accompanying statement of assets and liabilities of Baker, Fentress & Company, including the statement of investments, as of December 31, 1996, and the related statements of operations for the year then ended, and cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baker, Fentress & Company at December 31, 1996, the results of its operations for the year then ended, its cash flows and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Chicago, Illinois
February 3, 1997

GENERAL AND HISTORICAL INFORMATION


DISTRIBUTION POLICY

Beginning in 1987, the board of directors adopted a policy of distributing to shareholders during each calendar year an amount (in a combination of ordinary income dividends and capital gain distributions) equal to at least 8% of the month-end average net asset value for the 12 months ended October 31 of that year.

     Although this distribution policy is based on a percentage of net asset value, Baker Fentress shares have traded at market prices less than net asset values. The annual distribution as a percentage of market price will exceed 8% so long as the market price is at a discount from net asset value.

     Unless specifically amended by the board of directors, this policy will apply to future years' total distributions. Decisions to realize capital gain will be based primarily on investment considerations rather than distribution requirements.

REINVESTMENT AND CASH PURCHASE PLAN

Baker Fentress has two reinvestment plans which provide shareholders convenient and economical ways of increasing their holdings of the Company's shares.

     Dividend reinvestment and cash purchase plan. The Company's dividend reinvestment and cash purchase plan allows shareholders to elect to reinvest cash dividends (consisting of distributions of net investment income and net realized short-term capital gain, if any) on all or a portion of their Company shares. Reinvested dividends are subject to income tax to the same extent as if received in cash.

     The plan includes a voluntary cash purchase feature that permits shareholders to purchase additional shares on a monthly basis. Each voluntary cash purchase must be at least $100 and not more than $10,000.

     The Company delivers dividends payable to participating shareholders, in cash, to Harris Trust and Savings Bank (the "Bank"), as agent for participants in the plan. The Bank then uses that money to purchase shares for dividend reinvestment and for voluntary cash purchases in market transactions. The number of whole and fractional shares allocated to each participant's account is determined by dividing the dividend payable to the participant by the average purchase price per share, including brokerage commissions, paid by the Bank.

     There are no service charges to shareholders to participate in the plan and all costs of administration are paid by the Company. A shareholder pays only a proportionate share of the brokerage commissions paid by the Bank.

     All shareholders are eligible to participate in the plan, including those whose shares are held through a broker or other nominee. However, some brokers and nominees may not permit a shareholder to participate in the plan without first transferring the shareholder's Company shares into the shareholder's name.

     A shareholder may terminate participation in the plan by writing to the Bank. On termination, a shareholder may receive a certificate for the whole shares held in the shareholder's plan account, with a check for the value of fractional shares. Alternatively, a shareholder may request that the Bank sell the shares and send the shareholder a check for the proceeds, less any brokerage commission.

     A complete description of the plan and an authorization card to enroll may be obtained from the Bank, at the address below:

     Baker, Fentress & Company
     Dividend Reinvestment Plan
     c/o Harris Trust and Savings Bank
     Dividend Reinvestment
     P.O. Box A3309
     Chicago, Illinois 60690

     Capital gain reinvestment plan. The Company customarily distributes any net realized long-term capital gain to shareholders at least annually, in the form of additional Company shares (with cash paid for fractional shares). Those shares are newly-issued or treasury shares, and are priced at the then current market price without commissions.

     At the time of each capital gain distribution, shareholders have the opportunity to elect to receive the distribution entirely in cash, or partly in cash and partly in shares. Such an election is made by returning to the Company a card that is sent to all shareholders for that purpose. A shareholder need not join this plan in advance, nor do anything until the shareholder receives a notice from the Company of a declaration of a capital gain distribution.

     There is no cost to the shareholder of reinvesting a capital gain distribution in additional Company shares. A reinvested distribution is subject to tax to the same extent as if received in cash.

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

                                  Business Affiliations
                                  ---------------------
Frederick S. Addy   Retired; former executive vice president,
                    chief financial officer and director of
                    Amoco Corporation

Bob D. Allen        President and chief executive officer of
                    Consolidated-Tomoka Land Co.

Eugene V. Fife      President, chief executive officer and
                    co-chairman of Multimedia Medical Systems;
                    limited partner of Goldman, Sachs & Co.

J. Barton Goodwin*  Managing director of BCI Advisors, Inc.

James P. Gorter*    Chairman of the board of Baker, Fentress &
                    Company; limited partner of Goldman,
                    Sachs & Co.

David D. Grumhaus   President of Casey Travel Corporation

Richard M. Jones    Retired; former chairman and chief executive
                    officer of Guaranty Federal Savings Bank;
                    former president of Sears, Roebuck and Co.

Jeffrey A. Kigner   Executive vice president of
                    Levin Management Co., Inc.

John A. Levin*      President and chief executive officer
                    of Baker, Fentress & Company and
                    Levin Management Co., Inc.

Burton G. Malkiel   Professor of Economics, Princeton University

David D. Peterson   Retired; former president and chief executive
                    officer of Baker, Fentress & Company; chairman of Consolidated-Tomoka Land Co.

Melody L. Prenner   Executive vice president of
 Sarnell            Levin Management Co., Inc.

William H. Springer Retired; former vice chairman of
                    Ameritech Corp.

*Member of the Executive Committee

OFFICERS
James P. Gorter     Chairman of the Board
John A. Levin       President and Chief Executive Officer
James P. Koeneman   Executive Vice President and Secretary
Scott E. Smith      Executive Vice President
Janet Sandona Jones Vice President, Treasurer and
                    Assistant Secretary
Todd H. Steele      Vice President
Lana L. Spence      Assistant Treasurer

CORPORATE DATA

Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
Shareholder Communications Team
P.O. Box A3504
Chicago, Illinois 60690-3504
1-800-394-5187

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Independent Auditors
Ernst & Young LLP

Net Asset Value Information
The Company's net asset value
is listed each week in Monday's
edition of The Wall Street Journal,
in other major metropolitan
newspapers, and in Barron's.

Daily net asset value information
can be obtained by calling
1-800-BKF-1891 and selecting
option 1.

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312/236-9190 or 1-800-BKF-1891

[RECYCLED PAPER LOGO]

As a company with historical ties to
the lumber industry, Baker Fentress
recognizes the importance of
preserving our precious natural
resources. The Company's 1996
Annual Report is printed on recycled
paper. We encourage recycling and
use of recycled products.

                           Baker, Fentress & Company
                               Established 1891

                      SUITE 3510, 200 WEST MADISON STREET
                            CHICAGO, ILLINOIS 60606
                                (312) 236-9190